UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2005



                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                       0-8176               95-1840947
    (State of Incorporation)      (Commission File Number)  (I.R.S. Employer
                                                            Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                90017-3782
(Address of principal executive offices)                       (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

                             ----------------------

(Former name, former address and former fiscal year, if changed since last report date)

                             ----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers


On November 10, 2005, the Company issued a press release announcing that in the Company's third quarter earnings conference call on November 9, 2005, Chairman of the Board and CEO Anton C. Garnier, 65, announced that in accordance with prudent corporate governance practices, the Company has retained an executive recruiting firm to begin a CEO search to include both internal and external candidates. Mr. Garnier will continue to serve as CEO and Chairman of the Board until a new CEO is in place, at which time he would continue as full-time Chairman of the Board.


The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1



Item 9.01 Financial Statements and Exhibits
(c)      Exhibits


Exhibit
  No.                                   Description
-------   -------------------------------------------------------------------
99.1 Press release dated November 10, 2005, announcing commencement of a CEO search.




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



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:    /s/ Cheryl L. Clary
                                       -------------------------------------
                                              Name: Cheryl L. Clary
                                              Title: Chief Financial Officer

Date: November 10, 2005



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